                        MEDICAL DEVICE TECHNOLOGIES, INC.
                       9171 TOWNE CENTRE DRIVE, SUITE 355
                               SAN DIEGO, CA 92122


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 23, 1997

TO THE SHAREHOLDERS:

     Notice is hereby given that the annual meeting of shareholders (the "Annual Meeting") of Medical Device Technologies, Inc., a Utah corporation (the "Company") has been called for and will be held at 10:30 a.m., Pacific Daylight Savings Time, on Friday, May 23, 1997, at 9171 Towne Centre Drive, Third Floor Conference Room, San Diego, CA 92122 for the following purposes:

     1. To elect (i) each of Mr. Don L. Arnwine and Mr. Scott A. Weisman to the Board of Directors until the annual meeting of shareholders to be held in the year 1999 and (ii) to elect each of Dr. Bradley and Mr. Glasgow until the annual meeting of shareholders to be held in the year 2000; and until each of their respective successors shall have been elected and qualified.

     2. To ratify the Board of Directors' appointment of BDO Seidman, LLP to serve as the Company's independent certified public accountants for the current calendar year.

     3. To vote to merge the Company with and into Medical Device Technologies, Inc. (Delaware), a Delaware corporation.

     4. To vote to adopt a stock option plan providing for the issuance of up to 1,500,000 shares of the Company's common stock to officers, directors, employees and consultants to the Company.

     5. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 7, 1997 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of shareholders entitled to vote at the Annual Meeting will be available for the examination of any shareholder at the Company's offices at 9171 Towne Centre Drive, Suite 355, San Diego, CA 92122, for ten (10) days prior to May 23, 1997.

                                            By Order of the Board of Directors

                                            /s/ M. Lee Hulsebus
                                            M. Lee Hulsebus, President and
                                            Chief Executive Officer

Dated:  April 8, 1997

     YOU ARE CORDIALLY INVITED TO ATTEND THE SHAREHOLDER'S MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY PRIOR TO ITS EXERCISE UPON WRITTEN NOTICE TO THE PRESIDENT OF THE COMPANY OR BY VOTING IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                        MEDICAL DEVICE TECHNOLOGIES, INC.
                                 PROXY STATEMENT
                                 ---------------

                                     GENERAL
                                     -------

     This proxy statement is furnished by the Board of Directors of MEDICAL DEVICE TECHNOLOGIES, INC., a Utah corporation (the "Company"), with offices located at 9171 Towne Centre Drive, Suite 355, San Diego, CA 92122, in connection with the solicitation of proxies to be used at the annual meeting of shareholders of the Company to be held on May 23, 1997, and at any postponements or continuations thereof (the "Annual Meeting"). This proxy statement will be mailed to shareholders beginning approximately April 21, 1997. If the proxy submitted herewith, is properly executed and returned, the shares represented thereby will be voted at the Annual Meeting as instructed on the proxy.

     Unless properly executed and returned, proxies forwarded to those shareholders who hold their voting securities in "street name" will be voted FOR the election of Mr. Arnwine and Mr. Weisman to the Board of Directors until the annual meeting of shareholders to be held in the year 1999, and the election of Dr. Bradley and Mr. Glasgow until the annual meeting of shareholders to be held in the year 2000; and FOR the ratification of the Board of Directors' appointment of BDO Seidman, LLP as the independent certified public accountants of the Company for the current calendar year. Notwithstanding the foregoing, any proxy may be revoked by a shareholder prior to its exercise upon written notice to the President of the Company, or by a shareholder voting in person at the Annual Meeting.

     An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the Annual Meeting with respect to the proposal on which the abstention is noted. Abstentions will be counted as a vote "against" such proposal, except in the case of the election of directors where an abstention will not be counted as a vote and will not affect the outcome of the election. Under the Rules of the New York Stock Exchange, proposals 1 and 2 are considered "discretionary" proposals, which means that brokers who hold Company shares in "street name" for customers are authorized to vote on such proposals on behalf of their customers unless expressly advised to the contrary (the Rules of the New York Stock Exchange apply to the Company for determining whether or not a proposal is "discretionary"). However, each other proposal is considered a "non-discretionary" proposal, which means that such brokers are not authorized to vote on such proposals without specific voting instructions as to such proposal. Therefore, "broker nonvotes" on such non-discretionary proposals will not be counted as present for purposes of determining whether a quorum of shares is present at the Annual Meeting.

     The Board of Directors does not know of any matter to be proposed for action at the Annual Meeting other than those described in this proxy statement. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will act in accordance with their best judgment. None of the matters to be presented at the Annual Meeting will entitle any shareholder of the Company to appraisal rights.

     The cost of preparing, assembling and mailing the notice of the Annual Meeting, proxy statement, the enclosed annual report and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF
                            -------------------------

     The Board of Directors has fixed the close of business on April 7, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders on the Record Date will be able to vote at the Annual Meeting. Each holder of record of the Company's common stock, par value $.15 per share (the "Common Stock") will be entitled to one vote for each share of Common Stock held, and each holder of record of the Company's 6% cumulative convertible Series A preferred stock, par value $.01 per share (the "6% Preferred Stock"), will be entitled to four (4) votes for each share of the 6% Preferred Stock held, which is the number of shares of Common Stock into which a share of the 6% Preferred Stock is convertible. All outstanding shares of the 6% Preferred Stock vote on an "as converted" basis and the holders of shares of the 6% Preferred Stock vote together with the holders of shares of the Common Stock as a single class on all matters submitted to the holders of the Common Stock.

     As of the Record Date, there were 7,903,590 shares of the Common Stock issued and outstanding and 1,246,703 shares of the 6% Preferred Stock issued and outstanding. Holders of the Common Stock and the 6% Preferred Stock are entitled to vote on each of the matters specified in Items 1, 2, 3 and 4 of the Notice of the Annual Meeting. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented by proxy at the Annual Meeting is required for approval of each matter which will be submitted to shareholders.

     Management of the Company knows of no business other than those matters specified in Items 1, 2, 3 and 4 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The following table sets forth certain information, as of the Record Date, known to the Company regarding beneficial ownership of the Company's Common Stock and the 6% Preferred Stock by (i) any holder of more than five percent of the outstanding shares of Common Stock or the 6% Preferred Stock; (ii) the Company's directors; (iii) the Company's officers; and (iv) the Company's directors and officers as a group:


                                         Shares of      Percentage (%)    Shares of the   Percentage (%)     Percentage of
                                       Common Stock    of Common Stock    6% Preferred      of the 6/%       Common and the
Name and Address                       Beneficially      Outstanding          Stock          Preferred        6% Preferred
of Beneficial Owner                     Owned(1)(2)                       Beneficially         Stock             Stock
                                                                              Owned         Outstanding      Outstanding(3)
---------------------------------------------------------------------------------------------------------------------------

M. Lee Hulsebus                         467,638(4)           5.74%               0               0               3.56%
c/o  Medical  Device   Technologies,
Inc.
9171 Towne Centre Drive, Suite 355
San Diego, CA 92122

Arthur E. Bradley, DDS                    58,600             *(5)               0                0               *(5)
c/o  Medical  Device   Technologies,
Inc.
9171 Towne Centre Drive, Suite 355
San Diego, CA 92122

Thomas E. Glasgow                       154,330(6)           1.93%               0               0               1.19%
c/o  Medical  Device   Technologies,
Inc.
9171 Towne Centre Drive, Suite 355
San Diego, CA 92122

Don L. Arnwine                           42,421(7)           *(5)                0               0               *(5)
c/o  Medical  Device   Technologies,
Inc.
9171 Towne Centre Drive, Suite 355
San Diego, CA 92122

William A. Clarke                          3,750             *(5)               0                0               *(5)
c/o  Medical  Device   Technologies,
Inc.
9171 Towne Centre Drive, Suite 355
San Diego, CA 92122

Scott A. Weisman                            3,125            *(5)               0                0               *(5)
c/o    Josephthal    Lyon   &   Ross
Incorporated
200 Park Avenue
New York, NY 10166

Edward C. Hall                            22,013(8)          *(5)               0                0               *(5)
c/o  Medical  Device   Technologies,
Inc.
9171 Towne Centre Drive, Suite 355
San Diego, CA 92122

Steven W. Kenney                         87,700(9)          1.11%               0                0               *(5)
c/o  Medical  Device   Technologies,
Inc.
9171 Towne Centre Drive, Suite 355
San Diego, CA 92122

Richard E. Sloan                         31,440(10)          *(5)               0                0               *(5)
c/o  Medical  Device   Technologies,
Inc.
9171 Towne Centre Drive, Suite 355
San Diego, CA 92122

All  officers  and  directors  as  a      871,017           10.48%              0                0               6.55%
group,
(7) persons (4)(6)(7)(8)(9)

     (1) The shares of Common Stock or the 6% Preferred Stock owned by each person or by the group, and the shares included in the total number of shares of Common Stock or the 6% Preferred Stock outstanding, have been adjusted in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, to reflect the ownership of shares issuable upon exercise of outstanding options, warrants or other common stock or preferred stock equivalents which are exercisable within 60 days. As provided in such Rule, such shares issuable to any holder are deemed outstanding for the purpose of calculating such holder's beneficial ownership but not any other holder's beneficial ownership.

     (2) Gives effect to the Company's 1-for-5 reverse common stock split in September, 1981, its 1-for-30 reverse stock split in November, 1990, its 1-for-6 reverse stock split in January, 1994, and its 1-for-2 reverse stock split in June, 1996.

     (3) The percentage in this column reflects a beneficial holder's percentage of voting power in the Company. Such percentage is calculated by (i) obtaining the sum of the number of shares of Common Stock beneficially owned by a holder plus the number of shares of 6% Preferred Stock, on an as converted basis, beneficially owned by such holder, and (ii) dividing such sum by the sum of the Common Stock issued and outstanding as of the Record Date plus the 6% Preferred Stock, on an as converted basis, issued and outstanding as of the Record Date.

     (4) Includes 150,000 warrants exercisable at $.80 per share to acquire 150,000 shares of Common Stock, and 100,000 warrants exercisable at $2.00 per share to acquire 100,000 shares of Common Stock.

     (5) Holdings represent less than 1% of the Company's issued and outstanding shares.

     (6) Includes 79,380 warrants, 60,000 of which are exercisable at $1.26 per share to acquire 60,000 shares of Common Stock and 19,380 of which are exercisable at $1.29 per share to acquire 19,380 shares of Common Stock and 12,500 warrants exercisable at $2.00 per share to acquire 12,500 shares of Common Stock.

     (7) Includes 9,921 warrants exercisable at $1.26 per share to acquire 9,921 shares of Common Stock.

     (8) Includes 6,250 warrants exercisable at $.80 per share to acquire 6,250 shares of Common Stock.

     (9) Includes 25,000 warrants exercisable at $2.00 per share to acquire 25,000 shares of Common Stock.

     (10) Includes 9,375 warrants exercisable at $.80 per share to acquire 9,375 shares of Common Stock.

                                 PROPOSAL NO. 1:
                                 ---------------
General
-------

     The Board of Directors  consisted  of seven (7), six (6),  five (5) and six
(6) persons at each of the fiscal years ended December 31, 1993, 1994, 1995 and 1996, respectively. The Company has a classified Board of Directors which is divided into three classes, with the term of office of each Director in a given class serving a three-year term and until such director's successor is elected and qualified. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election.

     Mr. Don L. Arnwine and Mr. Scott A. Weisman are the nominees for election to the Board of Directors to serve for a three-year term which is deemed to have commenced in the year 1996 and terminating upon the Company's annual meeting of shareholders to be held in the year 1999. Arthur E. Bradley, DDS and Mr. Thomas
E. Glasgow are also nominees for election to the Board of Directors to serve for a three-year term commencing on the date of the Annual Meeting and terminating upon the Company's annual meeting of shareholders to be held in the year 2000.

     The Board of Directors recommends a vote FOR the election as directors of the nominees named herein. Unless properly executed and returned by the shareholder giving the proxy, the proxies forwarded to those shareholders who hold their voting securities in "street name" will be voted "FOR" the election of the nominees named above as directors. If any of the nominees should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

Board of Directors
------------------

     The Board of Directors has the responsibility for establishing broad corporate policies. Although in their capacity as Board members they are not involved in day-to-day operating details, members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made available at Board meetings. The Board of Directors held one (1) regular meeting and six (6) special meetings, none of which were postponed or continued, in 1996. All of the members of the Board attended at least seventy five percent of the Board meetings in 1996.

     The Directors, nominees and executive officers of the Company are listed below, followed by a brief description of their business experience during the past five years:


Name                          Age    Position                              Term Expires
----                          ---    --------                              ------------

M. Lee Hulsebus(1)(2)         58     Chief Executive Officer, President         1998
                                        and  Chairman of the Board
Don L. Arnwine(2)(3)(4)       64     Director                                   1996
Arthur E. Bradley, DDS(4)     63     Director                                   1997
Thomas E. Glasgow(1)(2)(3)(4) 43     Director                                   1997
William A. Clarke(5)          58     Director                                   1998
Scott A. Weisman(6)           42     Director                                   1996

Stephen W. Kenney             46     Vice President of Sales and Marketing
Edward C. Hall(3)             56     Chief Financial Officer and  Secretary
Richard E. Sloan              48     Vice President of New Business Development

     (1) Member of the Nominating Committee of the Board of Directors.

     (2) Member of the Compensation Committee of the Board of Directors.

     (3) Member of the Audit Committee of the Board of Directors.

     (4) Director is being nominated for re-election to the Board of Directors.

     (5) In June, 1996, the other members of the Board of Directors appointed Mr. Clarke to the class of the Board of Directors whose term expires at the annual meeting of shareholders in 1998.

     (6) In August, 1996, the other members of the Board of Directors appointed Mr. Weisman to the class of the Board of Directors whose term expired in 1996. Mr. Weisman is being nominated for re-election to the Board of Directors.

     M. Lee Hulsebus has been Chairman of the Board, Chief Executive Officer and President of the Company since August, 1994 and has been in the health care field for 31 years. From January, 1992 until he joined the Company in August, 1994, he was the President and owner of his own health care consulting firm. From August, 1993 to November, 1993 Mr. Hulsebus also served as Chief Executive Officer of InCoMed Corporation, then a small California-based medical products company. From January, 1990 to January, 1992, Mr. Hulsebus also served as President of Sports Support, Inc., a sports medicine company. From 1988 until 1990, he served as Medical Group president for Teleflex, Inc. For 22 years prior to that, Mr. Hulsebus was employed by Becton-Dickinson & Co. and C.R. Bard, Inc., both of which are leading companies in the health care industry. While at C.R. Bard, Inc., Mr. Hulsebus served as President in both the Respiratory and Urology divisions.

     Don L. Arnwine has served as a Director of the Company since March, 1995. Since 1988, Mr. Arnwine has been President of Arnwine Associates of Irving, Texas, a company that provides advisory services to the health care industry. Mr. Arnwine served as Chairman and Chief Executive Officer from 1985 until 1988, of Voluntary Hospitals of America (VHA), a company he joined in 1982. Prior to joining VHA, Mr. Arnwine served as President and Chief Executive Officer of Charleston Area Medical Center, a 1000-bed regional facility care center in the State of West Virginia. Mr. Arnwine holds a B.S. degree in Business Administration from Oklahoma Central State University and a Masters degree in Hospital Management from Northwestern University.

     Arthur E. Bradley, DDS has been a Director of the Company since 1986. Dr. Bradley has been a practicing dentist in Hattiesburg, Mississippi since 1961. Dr. Bradley has been involved for his own account in real estate investments for twenty years and has been active in oil and gas investments for fifteen years. Dr. Bradley graduated from the University of Mississippi at Hattiesburg and obtained his degree in Dentistry from Loyola University Dental School.

     Thomas E. Glasgow has been a Director of the Company since November 1994. From April, 1992 to the present, Mr. Glasgow has been President and co-owner of Integrated Trade Systems ("ITS"), a Chicago, Illinois company. Mr. Glasgow and another individual purchased ITS from its parent company in 1992. ITS is a logistics management company specializing in the development and marketing of import and export document generation systems. From March, 1994 to the present, Mr. Glasgow has also been the President and owner of Automation Information Management, a software applications company. From January, 1989 through March, 1992, Mr. Glasgow was a Vice President with and consultant to Wharton Resource Group, a strategic management company specializing in the development of early stage companies. Prior to these activities, he was a director and Vice President with Federal Express Corporation for 11 years.

     William A. Clarke has been a Director of the Company since August 16, 1996. Since 1967, Mr. Clarke held various positions with Johnson & Johnson, Inc., a public medical products company. Most recently, since 1995, Mr. Clarke has served as a consultant to Johnson & Johnson, Inc. Prior to that time, from 1986 through 1995, Mr. Clarke was president of Johnson & Johnson Medical, Inc., a subsidiary of Johnson & Johnson, Inc., with approximately 6,000 employees.

     Edward C. Hall has been the Company's Secretary since April, 1996 and its Chief Financial Officer since March 15, 1996. Mr. Hall has also been a financial consultant to the Company since March 1995. From 1994 through the present, Mr. Hall was a consultant to high technology companies in the San Diego area where he provided strategic, financing, planning, analytical, administrative, and system design support. Since 1991, he has acted as an interim chief financial officer and has provided financial and turnaround consulting services to a wide variety of high technology and other companies in California and the Southwest. His experience includes positions and assignments for medical, pharmaceutical, broadband and wireless communications, specialty and mail order retailing, and aerospace manufacturing firms.

     Stephen  W.  Kenney  has been the  Company's  Vice  President  of Sales and
Marketing since January, 1995 and has twenty-one years of health care industry experience. From December 1993 to November 1994 Mr. Kenney served as chief operating officer of Cardio Vista, a private medical products company headquartered in Southern California. From April 1989 to December 1993 he served as chairman and chief executive officer of AMBIS, Inc., a private research instrumentation company based in San Diego, California. From 1987 to 1989, Mr. Kenney served as vice president of sales and marketing of Digivision, Inc., also headquartered in San Diego, California. Prior to that, Mr. Kenney held various management positions with Ivac Corporation and American Hospital Supply, both of which are public companies.

     Richard E. Sloan has been Vice President of New Business Development since March, 1996. Mr. Sloan was also a consultant to the Company from August 1995 to March 1996. From March, 1995 to July, 1995, Mr. Sloan served as Chief Executive Officer of WorldWide Products, Inc., a private Los Angeles based development and marketing firm that distributes pharmaceutical products to plastic surgeons and dermatologists. Prior thereto, from March, 1992 to March, 1995, he served as corporate marketing director and general manager for Industrial Products of UniFET Incorporated, a private company based in San Diego, California involved in the development of sensor-based medical products. From December, 1989 through March, 1992, Mr. Sloan managed his own mergers and acquisition business with First Pacific Group, located in Carlsbad, CA which provided investment and financial services to privately-held companies primarily in southern California. Prior to that time, Mr. Sloan held various management positions at each of Baxter and Ivac, each of which is a public company.

     Scott A. Weisman who is being nominated to serve as a Director of the Company, has been the Director of Investment Banking of Josephthal Lyon & Ross Incorporated and a member of the Board of Directors of Josephthal Lyon & Ross Incorporated since March, 1993. Since 1996, Mr. Weisman has also been a Senior Managing Director of Josephthal Lyon & Ross Incorporated. Before joining Josephthal Lyon & Ross Incorporated in 1993, Mr. Weisman, commencing in 1985, was a partner specializing in corporate securities law at the law firm of Kelley Drye & Warren in New York City.


Compliance with Section 16(a) of the Exchange Act
-------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent shareholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, the Company believes that during 1995 all filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.

Executive Compensation
----------------------

     The following table sets forth the cash compensation paid by the Company to executive officers of the Company, whose total annual salary and bonus exceeded $100,000, for the years ended December 31, 1994, 1995 and 1996.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                        Annual Compensation                     Long Term Compensation
                                        -------------------                     ----------------------
                                                                           Awards                            Payouts
                                                                           ------                            -------
                                                         OtherAnnual    Restricted                   LTIP       All Other
 Name and                             Salary    Bonus   Compensation    Stock       Options/SARs   Pay- outs  Compensation
 Principal Position           Year     ($)       ($)         ($)        Awards($)       (#)           ($)          ($)
--------------------------------------------------------------------------------------------------------------------------

 M. Lee Hulsebus, Chairman    1996    $162,000  $ 8,100     $ - 0 -    $ 23,438       100,000     $ - 0 -      $10,665(2)
 of the Board, Chief
 Executive Officer and        1995    $162,000  $ - 0 -     $ - 0 -    $ 71,094       150,000     $ - 0 -       $ - 0 -
 President(1)

                              1994    $54,000   $ - 0 -     $ - 0 -    $ 43,489        100,000    $ - 0 -       $ - 0 -


 B. Roland Freasier,          1996    $30,000   $ - 0 -     $ - 0 -    $ 12,500        37,500     $ - 0 -       $ - 0 -
 Jr.(3)
                              1995    $120,000  $ - 0 -     $ - 0 -    $ 68,750         - 0 -     $ - 0 -       $ - 0 -

                              1994    $120,000   $ - 0 -    $ - 0 -    $ 22,917        75,000     $ - 0 -       $ - 0 -

 Stephen  W.  Kenney,   Vice  1996    $110,000  $ 5,400     $ - 0 -    $ 11,133        70,000     $ - 0 -       $ - 0 -
 President of Marketing  and
 Sales(4)                     1995    $110,000  $ - 0 -     $ - 0 -    $ 41,250        37,500     $ - 0 -       $ - 0 -

 Richard  E.   Sloan,   Vice  1996    $108,000  $ - 0 -     $ - 0 -    $  5,566        42,500     $ - 0 -       $ - 0 -
 President  of New  Business
 Development(5)

     (1) In August, 1994, the Company entered into an exclusive four year term employment agreement with Mr. M. Lee Hulsebus. Under his employment agreement, Mr. Hulsebus is to serve as the Company's Chief Executive Officer and President and receive a base salary of $162,000 per annum. He also received one hundred twenty five thousand (125,000) shares of the Company's Common Stock which vests on January 2, 1997. In addition, Mr. Hulsebus received 100,000 common stock purchase warrants which are exercisable over a five (5) year period ending August 31, 1999 at $2.00 per share. In addition, in 1994, the Company entered into a severance agreement with Mr. Hulsebus. Such severance agreement provides, among other things, that in the event a change in control of the Company occurs or Mr. Hulsebus is involuntarily terminated, suffers a disability while employed by the Company or dies while employed by the Company, then Mr. Hulsebus is entitled to receive certain benefits from the Company. Such benefits may include some or all of the following: an amount based on Mr. Hulsebus' base salary as provided for in Mr. Hulsebus' employment agreement, an amount based on the bonus paid or payable to Mr. Hulsebus as provided for in Mr. Hulsebus' employment agreement, the right to receive Common Stock that shall vest immediately, the right to exercise any warrants or stock options held by or granted to Mr. Hulsebus under Mr. Hulsebus' employment agreement or any stock option plan of the Company or both, health insurance and disability insurance. Mr. Hulsebus will not receive any benefits if Mr. Hulsebus voluntarily terminates his employment with the Company or the Company terminates Mr. Hulsebus "for cause", which is defined as the conviction of Mr. Hulsebus after appeal of a felony. On August 2, 1996, the Board of Directors extended the term of Mr. Hulsebus' employment agreement and severance agreement for an additional one (1) year period, or until August 31, 1999.

     (2) Represents the fair market value of stock issued for services rendered as Chairman of the Board.

     (3) Mr. Freasier resigned as a director of the Company in January 1996. In March, 1996, the Company terminated the services of Mr. Freasier pursuant to a termination agreement which also provided for mutual general releases. Under the terms of the termination agreement, Mr. Freasier received 100,000 shares of the Company's Common Stock, which vested on August 31, 1996, and 75,000 common stock purchase warrants, which are exercisable at a price of $2.00 per share from June 24, 1996 through August 31, 1999. The termination agreement with Mr. Freasier also provides for Mr. Freasier to receive 29 monthly payments of $10,000, commencing on April 1, 1996 and ending August 31, 1998, and 37,500 common stock purchase warrants which are exercisable from August 31, 1998 through August 31, 2001, at a price of $.80 per share. In addition, as a result of his termination, Mr. Freasier only received $30,000 of his $120,000 annual salary for 1996.

     (4) In January, 1995, the Company entered into an exclusive three-year employment agreement with Mr. Stephen W. Kenney under which he is to serve as the Company's Vice President of Marketing and Sales. Mr. Kenney receives a base salary of $110,000 per annum. He also received fifty thousand (50,000) shares of the Company's Common Stock, which vested on January 2, 1997, and is entitled to receive warrants to purchase thirty seven thousand five hundred (37,500) shares of the Company's Common stock at $2.00 per share. One-third (1/3) of the warrants were issued in January, 1996, and one-third (1/3) of the warrants are to be issued on each of January 4, 1997 and 1998. The warrants are exercisable for a period of five years from the date of issuance.

     (5) In March, 1996, the Company entered into an exclusive employment agreement with Mr. Richard E. Sloan under which he is to serve as the Company's Vice President of New Business Development. Mr. Sloan receives a base salary of $108,000 per annum. He is also entitled to receive an aggregate of twenty five thousand (25,000) shares of the Company's Common Stock, 12,500 shares of which on March 15, 1997 and the remaining 12,500 shares on March 15, 1998. In addition, Mr. Sloan is entitled to receive warrants to purchase thirty seven thousand five hundred (37,500) shares of the Company's Common Stock at $.80 per share. One-quarter (1/4) of the warrants are to be issued on March 15 of each of 1997, 1998, 1999 and 2000. The warrants are exercisable for a period of six (6) years from the date of issuance.

     In addition, in March, 1996, the Company entered into a non-exclusive employment agreement with Mr. Edward C. Hall under which he is to serve as the Company's Chief Financial Officer. Mr. Hall receives a base salary of $60,000 per annum based upon a three day work week. In the event that Mr. Hall's services are required by the Company in excess of three days per week, Mr. Hall is to be compensated at the same rate as when we was a consultant to the Company, $600 per day. Mr. Hall is also entitled to receive an aggregate of twelve thousand five hundred (12,500) shares of the Company's Common Stock, 6,250 shares of which on March 15, 1997, and the remaining 6,250 shares on March 15, 1998. In addition, Mr. Hall is entitled to receive warrants to purchase twenty five thousand (25,000) shares of the Company's Common Stock at $.80 per share. One-quarter (1/4) of the warrants are to be issued on March 15 of each of 1997, 1998, 1999 and 2000. The warrants are exercisable for a period of six (6) years from the date of issuance.


     Under each of their contracts, Messrs. Hulsebus, Kenney, Sloan and Hall may receive bonuses or other additional compensation consisting of cash, stock or stock purchase rights as may be determined from time to time by the Board of Directors.

     There are no family relationships among any Directors or executive officers.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
-------------------------------------

                                                 Percent of Total
                                                   Options/SARs        Exercise of
                               Options/SARs    Granted to Employees     Base Price   Expiration
     Name                       Granted(1)        in Fiscal Year        ($/Sh)(1)        Date
     ----                       ----------        --------------        ---------        ----

 M. Lee Hulsebus                 100,000               33.6%             $ .80/sh      8/01/03

 B. Roland Freasier, Jr. (2)      37,500               12.6%             $ .80/sh      8/31/01

 Stephen W. Kenney                70,000               23.5%             $ .80/sh      8/01/03

 Richard E. Sloan                 42,500               14.3%             $ .80/sh       8/01/03



AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION SAR VALUES
--------------------------------------------------------------------------------

                                                                                              Value of Unexercised
                                                                  Number of Unexercised           In-the-Money
                                 Shares                              Options/SARs at              Options/SARs
                                Acquired           Value           FY-End Exercisable/        at FY-End Exercisable/
             Name             on Exercise       Realized($)          Unexercisable(1)            Unexercisable(1)
             ----             -----------       -----------          ----------------            ----------------

 M. Lee Hulsebus                   -0-              -0-              250,000/100,000                  $0/$0

 B. Roland Freasier, Jr.(2)        -0-              -0-               75,000/37,500                   $0/$0

 Stephen W. Kenney                 -0-              -0-               25,000/82,500                   $0/$0

 Richard E. Sloan                  -0-              -0-                9,375/33,125                   $0/$0


     (1) Includes Warrants.

     (2) Resigned as a director of the Company in January 1996, and resigned as executive vice president and an employee in March 1996.

Board Classification and Committees
-----------------------------------

     The Company adopted a classified Board of Directors in April, 1995. The Board of Directors consists of six members divided into three classes, with each Director in a given class serving a three-year term. Having a classified Board of Directors may be viewed as inhibiting a change in control of the Company and having possible anti-takeover effects. Officers of the Company serve at the discretion of the Board of Directors, subject to existing employment agreements.

     The  Company  has  an  Audit  Committee,  a  Compensation  Committee  and a
Nominating Committee. The Audit Committee reviews the engagement of the independent accountants, reviews and approves the scope of the annual audit undertaken by the independent accountants and reviews the independence of the accounting firm. The Audit Committee also reviews the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal control procedures. The Audit Committee is presently comprised of Don L. Arnwine, Thomas E. Glasgow and Edward C. Hall. The Audit Committee held no meetings during 1996. The Compensation Committee reviews compensation issues relating to executive management and makes recommendations with respect thereto to the Board of Directors. The Compensation Committee is presently comprised of
M. Lee Hulsebus, Don L. Arnwine and Thomas E. Glasgow. The Compensation Committee held two (2) meetings in 1996. The Nominating Committee selects individuals to be nominated as directors and officers of the Company. The members of the Nominating Committee are M. Lee Hulsebus and Thomas E. Glasgow. The Nominating Committee held two (2) meetings in 1996. The Nominating Committee will consider nominees made by the shareholders at the meeting.

     Each member of the Board of Directors who is not an officer or employee of the Company receives shares of Common Stock at the rate of 15,000 shares per annum, payable quarterly. The Company reimburses its Directors for travel expenses incurred in connection with meetings of the Board of Directors or committee meetings attended.

                                 PROPOSAL NO. 2:
                                 ---------------

                            RATIFICATION OF SELECTION
                               OF BDO SEIDMAN, LLP
                             AS INDEPENDENT AUDITORS
                             -----------------------

     The Board of Directors has selected the firm of BDO Seidman, LLP to serve as independent certified public accountants and to audit the Company's financial statements for 1997. The firm of BDO Seidman, LLP audited the Company's financial statements for the year ended 1996. The Company is advised that neither the firm nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers BDO Seidman, LLP to be well qualified for the function of serving as the Company's auditors. The Utah Revised Business Corporation Act does not require the approval of the selection of auditors by the Company's shareholders, but in view of the importance of the financial statements to shareholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the shareholders disapprove of the selection, the Board of Directors will consider the selection of other auditors. The Board of Directors recommends that you vote in favor of the above proposal in view of the familiarity of BDO Seidman, LLP with the Company's financial and other affairs due to its previous service as auditors for the Company.

     A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

     The Board of Directors recommends a vote FOR the ratification of selection of BDO Seidman, LLP as independent auditors. Unless properly executed and returned by the shareholder giving the proxy, proxies forwarded to those shareholders who hold their voting securities in "street name" will be voted "FOR" the ratification of the selection by the Board of Directors of BDO Seidman, LLP as the Company's independent certified public accountants for the year 1997.

                                 PROPOSAL NO. 3:
                                 ---------------

                         MERGER OF COMPANY WITH AND INTO
                  MEDICAL DEVICE TECHNOLOGIES, INC. (Delaware)
                             A DELAWARE CORPORATION
                             ----------------------

     On January 24, 1997, the Company's Board of Directors adopted a resolution approving a plan of merger (the "Plan of Merger"), substantially in the form attached hereto as Annex A, pursuant to which the Company, a Utah corporation (sometimes referred to as "MDT Utah") would merge (the "Merger") with and into Medical Device Technologies, Inc. (Delaware), a Delaware corporation ("MDT Delaware"), a wholly-owned subsidiary of the Company. MDT Delaware is a newly formed corporation that has been created for the sole purpose of effecting the Merger and consequently, since its formation on April 15, 1997, has not engaged in any business activity whatsoever. The sole purpose of the Merger is to change the Company's state of incorporation from Utah to Delaware. Accordingly, the Plan of Merger provides that, in the event the Merger is approved by a majority of the shares eligible to vote on the Merger, each issued and outstanding share of Common Stock and the 6% Preferred Stock of the Company will be converted into one share of common stock and one share of preferred stock of MDT Delaware, respectively, on the effective date of the Merger (the "Effective Date"). The shares of common stock and preferred stock of MDT Delaware will be identical in every respect to the shares of Common Stock and the 6% Preferred Stock of the Company, respectively, except that such shares will represent ownership in MDT Delaware, which, upon consummation of the Merger, will be the successor-in-interest to all of the business, assets and the liabilities of the Company. Consequently, commencing on the Effective Date, the Company will cease to exist and MDT Delaware will engage in business activities identical to those of the Company. Thus, the proposed Merger, if approved, will merely change the state of incorporation of the Company and will cause certain other changes of a legal nature with respect to the Company's Certificate of Incorporation, such as the number of authorized shares of common stock, as more fully described below. The business, management and location of the principal office of the Company will remain the same, and the directors and the officers of the Company will become directors and officers of MDT Delaware.

     Recommendation of the Board; Reasons for the Merger. The Company's Board of Director recommends that you vote FOR the Merger. In reaching its decision to approve and recommend the Merger, a number of factors were considered by the Company's Board of Directors including, but not limited to, the following:

     - As a consequence of being the chosen state of incorporation for more publicly traded companies than any other state, Delaware has a well established body of legal precedent in matters of corporate law relative to public companies. This will provide a greater degree of predictability with respect to corporate legal affairs.

     - Delaware's legislative and judiciary are experienced and sophisticated in matters of corporate law and have historically been responsive to changing business needs. As a consequence, Delaware has historically been at the forefront of evolving legal principles in the corporate arena.

     - Prompt and efficient corporate filing and administrative procedures and moderate corporate taxes.

     Similarities between the Utah Revised Business Corporation Act (the "Utah Act") and the Delaware General Business Corporation Law (the "Delaware Act"). The Delaware Act, as is the case with the Utah Act, provides companies with the ability to adopt a number of measures that are designed to reduce the Company's vulnerability to unwanted takeovers, unsolicited business combinations and changes in control, such as a staggered Board of Directors, adoption of a Shareholder Rights Plan and the issuance of preferred stock, the rights, preferences and privileges of which may be determined by the Board of Directors.

     Despite the Board of Directors' belief as to the benefits to shareholders of the Merger, the Delaware Act, as is the case with the Utah Act, may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result, in the event that the Company is reincorporated in Delaware, shareholders who might wish to participate in a tender offer may not have an opportunity to do so.

     Certificate of Incorporation and By-Laws of MDT Delaware. The certificate of incorporation of MDT Delaware, a copy of which is attached hereto as Annex B, will list the company's name as "Medical Device Technologies, Inc. (Delaware)" The certificate of incorporation of MDT Delaware will also provide for 50,000,000 authorized shares of common stock, whereas the Company's present Utah Articles of Incorporation has provided for 100,000,000 authorized shares of Common Stock. The number of authorized shares of preferred stock of MDT Delaware, 10,000,000, will be the same as the number of authorized shares of preferred stock as is currently provided for in the Company's Utah Articles of Incorporation. Upon the Effective Date, the number of outstanding shares of Common Stock and the 6% Preferred Stock of MDT Utah will be identical to the number of outstanding shares of common stock and preferred stock of MDT Delaware, as the shares of MDT Delaware owned by MDT Utah prior to the Merger will be canceled and be returned to the treasury stock of MDT Delaware upon the Effective Date. As the franchise taxes levied by the State of Delaware increase proportionately with the number of shares authorized, the Board of Directors believes that a reduction in the number of authorized shares of Common Stock is desirable, as it significantly lowers franchise taxes. Furthermore, although it is important for MDT Delaware to have an adequate number of authorized shares, it is equally important that the number of authorized shares not be unreasonable taking into account the capital structure of the Company. The Board of Directors believes that 50,000,000 authorized shares of common stock are sufficient, given that approximately 7,903,590 shares of Common Stock are issued and outstanding as of the Record Date.

     The certificate of incorporation of MDT Delaware will also restate the par value of the common stock as $.0001 and the par value of the preferred stock as $.0001, whereas the par value of MDT Utah's Common Stock and preferred stock is currently $.15 and $.01, respectively. Reducing the par value of the Common Stock and preferred stock will allow MDT Delaware to pay lower franchise taxes, without otherwise posing any disadvantages.

     The by-laws of MDT Delaware, a copy of which is attached hereto as Annex C, will be different from the by-laws of the Company with respect to certain minor aspects of corporate governance.

     Dividends. The Merger will have no effect on (i) the right of the Company's shareholders to receive dividends if, when and as declared by the board of directors, (ii) the amount of such dividends payable to the Company's shareholders, or (iii) the manner in which such dividends are paid. The Company does not presently have any defaults in principal or interest, or dividends in arrears with respect to any of its securities.

     Compliance with Merger Requirements of each of the Utah Act and the Delaware Act. In connection with the Merger, each of the Company and MDT Delaware must comply with the requirements of the Utah Act and the Delaware Act.

     With respect to the requirements of the Utah Act, such Act requires that the Company's Board of Directors, before the date of the Annual Meeting, adopt the Plan of Merger, a copy of which is attached hereto as Annex A, which sets forth, among other things, the terms and conditions of the Merger and the manner of converting the shares of the Company into shares of MDT Delaware. The Company's Board of Directors must also recommend the Merger to the shareholders and a copy of the Plan of Merger must accompany the notice of the Annual Meeting.

     In addition, in the event that the Merger is approved by the Company's shareholders, the Utah Act requires that the surviving corporation, MDT Delaware, file a certificate of merger (the "Merger Certificate") with the state of Utah. The Merger Certificate is comprised of the Plan of Merger and a statement of the total number of shareholder votes cast for and against the Merger. The Utah Act also requires that MDT Delaware maintain a registered agent in Utah to accept service of process for any cause of action regarding the Utah corporation.

     With respect to the Delaware Act, such Act requires that each of the Board of Directors of the Company and MDT Delaware adopt a resolution approving a written agreement of merger (the "Merger Agreement"), substantially in the form attached hereto as Annex A. Shareholder approval of the Merger is required under the Delaware Act. MDT Utah, as the sole stockholder of MDT Delaware prior to the Effective Date, has agreed to vote in favor of the Merger. In the event that the Merger is approved by the shareholders of the Company, the Delaware Act further requires that MDT Delaware file the Merger Agreement with the State of Delaware.

     Assuming the Merger is consummated, subsequent to the Effective Date, MDT Delaware will file an application to qualify to do business in California and any other states where the Company is required to qualify to do business.

     Certain  Tax  Consequences  of  the  Merger.   Generally,  the  transaction
contemplated by the Merger will not be taxable to current shareholders of the Company for federal, state and local income tax purposes.

     The following is a summary of certain of the United States federal income tax consequences of the Merger.

     The Merger will constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"), and the Company and MDT Delaware will each be a party to the reorganization;

     a. No income, gain, or loss will be recognized by either the Company or MDT Delaware as a result of the consummation of the Merger;

     b. No income, gain, or loss will be recognized by either shareholders of the Company or shareholders of MDT Delaware as a result of the consummation of the Merger; and

     c. The adjusted tax basis of MDT Delaware's common stock and preferred stock received by a shareholder of the Company pursuant to the Merger will be the same as the adjusted tax basis of the shares of Common Stock and the 6% Preferred Stock of the Company.

     For federal income tax purposes, a corporation with net operating losses which undergoes an ownership change as defined in Section 382 of the Code generally is subjected to an annual limitation on the amount of such losses which may be used to offset taxable income recognized after an ownership change. More specifically, under Code Section 382, a corporation's ability to offset taxable income with pre-change losses is limited in any year subsequent to the ownership change to any amount equal to the product of the value of the corporation on the date of the ownership change multiplied by the applicable long-term tax-exempt rate. In general, the value of the corporation is determined by reference to the fair market value of the corporation's outstanding stock immediately prior to the ownership change.

     Upon the consummation of the Merger, a change in ownership of the Company will not occur for purposes of Code Section 382. Consequently, the Company will not be subject to an annual limitation on the amount of such losses which may be used to offset taxable income recognized after the ownership change.

     Neither the Company nor MDT Delaware has requested a formal tax opinion of its accountants or its counsel, or requested any ruling from the Internal Revenue Service, with respect to these matters.

     THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. DUE TO THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE OFFER, INCLUDING THE EFFECTS OF APPLICABLE STATE, LOCAL OR OTHER TAX LAWS.

     Accounting Treatment of the Merger. The Merger, if consummated as proposed, will not receive any special treatment for accounting and financial reporting purposes as the Merger is merely a re-incorporation of the Company into the State of Delaware. After the consummation of the Merger, the results of operations of the Company will be included in the consolidated financial statements of MDT Delaware. No goodwill will be recorded on the financial statements of MDT Delaware in connection with the Merger.

     The Board or Directors recommends that you vote FOR the merger of the Company with and into MDT Delaware.

                                 PROPOSAL NO. 4:
                                 ---------------

                          ADOPTION OF STOCK OPTION PLAN
                          -----------------------------

     On January 24, 1997, the Board of Directors adopted a stock option plan (the "Option Plan") attached hereto as Annex D, which provides for the grant to employees, directors, officers, consultants and others, stock options to purchase up to 1,500,000 shares of Common Stock consisting both of "incentive stock options" within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code") and non-statutory stock options. The Option Plan is intended to qualify under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Incentive stock options are issuable only to employees of the Company, while non-statutory options may be issued to non-employees, consultants and others, as well as to employees of the Company. The Company believes it is in the Company's best interests to adopt the Option Plan so as to enable the Company to have the ability to provide incentives to key individuals, from time to time, in connection with such individuals' performance on behalf of the Company.

     The Option Plan is administered by the Board of Directors unless and until the Board delegates administration to a Committee, which Committee may be abolished at any time. The Board of Directors, or a Committee subsequently appointed by the Board, will determine those individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock that may be purchased under each option, and the option price. Outside directors of the Company are not eligible to be granted options under the Option Plan.

     The per share exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date the option is granted, and the exercise price of a non-statutory option may not be less than 85% of the fair market value of the Common Stock on the date the option is granted. No person shall be eligible to be granted options covering more than two hundred fifty thousand (250,000) shares of Common Stock in any twelve (12) month period, subject to adjustment as a result of stock splits, mergers or similar events. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option, more than 10% of the total combined voting power of all classes of stock of the Company shall be eligible to receive any incentive stock options under the Plan unless the option price is at least 110% of the fair market value of the Common Stock subject to the option, determined on the date of the grant. Non-statutory options are not subject to this limitation.

     No incentive stock options may be transferred by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of employment other than by death or disability, the optionee may exercise an option (to the extent that the option was exercisable on the date of termination) within such period of time ending the earlier of (i) two (2) months after such termination, or (ii) the expiration of the term of the option as set forth in the optionee's option agreement. Upon termination of employment as result of disability, the optionee may exercise an option (to the extent that the option was exercisable on the date of termination) within such period of time ending the earlier of (i) six (6) months thereafter, or (ii) the expiration of the term of the option as set forth in the optionee's option agreement. Upon termination of employment of an optionee by reason of death, the option remains exercisable (to the extent that the option was exercisable on the date of termination) within such period of time ending the earlier of (i) twelve (12) months thereafter, or (ii) the expiration of the term of the option as set forth in the optionee's option agreement.

     The Board of Directors recommends that you vote FOR the adoption of the Company's Stock Option Plan.

                             SHAREHOLDERS PROPOSALS
                             ----------------------

     Proposals of shareholders intended to be presented at the annual meeting to be held in 1998 must be received in writing, by the President of the Company at its offices by January 31, 1998, in order to be considered for inclusion in the Company's proxy statement relating to that meeting.


                                      By Order of the Board of Directors


                                       /s/ M. Lee Hulsebus
                                       --------------------------------------
                                       M. Lee Hulsebus, Chief Executive Officer

                                     ANNEXES

Agreement And Plan Of Merger                                                      A
Certificate Of Incorporation of Medical Device Technologies, Inc. (Delaware)      B
By-Laws of Medical Device Technologies, Inc. (Delaware)                           C
1997 Stock Option Plan                                                            D
Proxy Voting Card                                                                 E

                                     ANNEX A

                          AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (hereinafter called the "Merger Agreement") is made as of January 24, 1997, by and between Medical Device
Technologies, Inc., a Utah corporation ("MDT Utah"), and Medical Device Technologies, Inc. (Delaware), a Delaware corporation ("MDT Delaware"). MDT Utah and MDT Delaware are sometimes referred to as the "Constituent Corporations."

     The authorized capital stock of MDT Utah consists of one hundred million (100,000,000) shares of Common Stock, fifteen cents ($.15) par value, and ten million (10,000,000) shares of Preferred Stock, one cent ($.01) par value, of which two million one hundred forty thousand (2,140,000) shares are designated as 6% Cumulative Convertible Series A Preferred Stock. The authorized capital stock of MDT Delaware consists of fifty million (50,000,000) shares of Common Stock, one one-thousandth of a cent ($.0001) par value, ten million (10,000,000) shares of Preferred Stock, one one-thousandth of a cent ($.0001) par value, of which two million one hundred forty thousand (2,140,000) shares are designated as 6% Cumulative Convertible Series A Preferred Stock.

     The directors of the Constituent Corporations deem it advisable and to the advantage of said corporations that MDT Utah merge into MDT Delaware upon the terms and conditions herein provided.

     NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that MDT Utah shall merge into MDT Delaware on the following terms, conditions and other provisions:

                             I. TERMS AND CONDITIONS
                             -----------------------

     1.1 Merger. MDT Utah shall be merged with and into MDT Delaware (the "Merger"), and MDT Delaware shall be the surviving corporation (the "Surviving Corporation") effective upon the date when this Merger Agreement is filed with the Secretary of State of the State of Delaware (the "Effective Date").

     1.2 Succession. On the Effective Date, MDT Delaware shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of MDT Utah, except insofar as it may be continued by operation of law, shall be terminated and cease.

     1.3 Transfer of Assets and Liabilities. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved and unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

     1.4 Conversion of Capital Stock of MDT Utah and MDT Delaware. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of Common Stock of MDT Utah issued and outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the Common Stock of MDT Delaware; (ii) each share of Common Stock of MDT Delaware issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares; and (iii) each share of 6% Cumulative Convertible Series A Preferred Stock of MDT Utah issued and outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the 6% Cumulative Convertible Series A Preferred Stock of MDT Delaware.

     1.5 Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock or of the Preferred Stock of MDT Utah shall be deemed for all purposes to evidence ownership of and to represent the shares of MDT Delaware into which the shares of MDT Utah represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of MDT Delaware evidenced by such outstanding certificate as above provided.

     1.6 Employee Benefit Plans. On the Effective Date, the Surviving Corporation shall assume all obligations of MDT Utah under any and all employee benefit plans in effect as of such date with respect to which employee rights or accrued benefits are outstanding as of such date and shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger.

                  II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS
                  ---------------------------------------------

     2.1 Certificate of Incorporation and Bylaws. The Certificate of Incorporation and Bylaws of MDT Delaware in effect on the Effective Date shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

     2.2 Directors. The directors of MDT Utah immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

     2.3 Officers. The officers of MDT Utah immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

                               III. MISCELLANEOUS
                               ------------------

     3.1 Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of MDT Utah such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of MDT Utah and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of MDT Utah or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 Amendment. At any time before or after approval by the shareholders of MDT Utah, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of MDT Utah, the principal terms may not be amended without the further approval of the shareholders of MDT Utah) as may be determined in the judgment of the respective Board of Directors of MDT Delaware and MDT Utah to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

     3.3 Conditions to Merger. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

(a) the Merger shall have been approved by the shareholders of MDT Utah in accordance with applicable provisions of the Utah Business Corporation Act;

(b) MDT Utah, as sole stockholder of MDT Delaware, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and

(c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of MDT Utah to be material to consummation of the Merger shall have been obtained.

     3.4 Abandonment or Deferral. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either MDT Utah or MDT Delaware or both, notwithstanding the approval of this Merger Agreement by the shareholders of MDT Utah or MDT Delaware, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of MDT Utah and MDT Delaware, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that MDT Utah shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

     3.5 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     3.6 Agreement for Service of Process. The Surviving Corporation, from and after the Effective Date, agrees that it may be sued and served with process in the State of Utah at 9171 Towne Centre Drive, Suite 355, San Diego, California 92122, in any proceeding for the enforcement of any obligation of MDT Utah and in any proceeding for the enforcement of the rights of a dissenting shareholder of MDT Utah against the Surviving Corporation. The Surviving Corporation irrevocably appoints the Secretary of State of the State of Utah as its agent to accept service of process in any such proceeding.

     3.7 Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent that Utah law applies to the Merger.

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of MDT Utah and MDT Delaware, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

                                MEDICAL DEVICE TECHNOLOGIES, INC.
                                A Utah corporation



                                By:  __________________________________
                                     M. Lee Hulsebus
                                     President and Chief Executive Officer


                                MEDICAL DEVICE TECHNOLOGIES, INC. (DELAWARE)
                                A Delaware corporation



                                By: _____________________________________
                                    M. Lee Hulsebus
                                    President and Chief Executive Officer

                                     ANNEX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                  MEDICAL DEVICE TECHNOLOGIES, INC. (DELAWARE)

                                ARTICLE I - NAME

     The name of the corporation is Medical Device Technologies, Inc. (Delaware) (the "Corporation").

                          ARTICLE II - REGISTERED AGENT

     The address of the Corporation's registered office in the State of Delaware is One Rodney Square, 10th Floor, Tenth and King Streets, in the City of
Wilmington, County of New Castle, 19801. The name of the Corporation's registered agent at such address is RL&F Service Corp.

                              ARTICLE III - PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                               ARTICLE IV - STOCK

(a) The total number of shares of stock which the Corporation shall have authority to issue is 60,000,000 shares, consisting of 50,000,000 shares of Common Stock, par value $.0001 per share ("Common Stock") and 10,000,000 shares of Preferred Stock, par value $.0001 per share ("Preferred Stock").

(b) Shares of Preferred Stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the Corporation, and the Board of Directors is hereby expressly vested with authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions.

     The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

          (i) The number of shares constituting that series and the distinctive designation of that series;

          (ii) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

          (iii)Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          (iv) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          (v) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (vi) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

          (vii)The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

          (viii) Any other relative rights, preferences and limitations of that series.

     (c) 6% Cumulative Convertible Series A Preferred Stock.

          (i) Designation. Two Million One Hundred Forty Thousand (2,140,000) shares of preferred stock are hereby designated as 6% Cumulative Convertible Series A Preferred Stock (" the 6% Preferred Stock"). The rights, preferences, privileges and qualifications, limitations and restrictions of the 6% Preferred Stock are set forth in this paragraph (c).

          (ii) Dividends. The holders of the 6% Preferred Stock are entitled to receive if, when and as declared by the Corporation's Board of Directors out of funds legally available therefor, cumulative dividends, payable solely in Common Stock, at the rate of the 6% per annum of the liquidation value of the 6% Preferred Stock (the "Liquidation Value"). The Liquidation Value shall be equal to $5.00. The dividend is payable semi-annually on June 30 and December 31 of each year; provided, however, that the first dividend payment shall be on August 31, 1996. Dividends shall be paid to the holders of record as of a date, not more than thirty (30) days prior to the dividend payment date, as may be fixed by the Board of Directors (the "Dividend Declaration Date"). Dividends accrue from the first day of the semi-annual period in which such dividend may be payable, except with respect to the first semi-annual dividend which shall accrue from the date of issuance of the 6% Preferred Stock. Each holder of the 6% Preferred Stock shall receive shares of Common Stock equal to the quotient of (i) 6% of the Liquidation Value of the 6% Preferred Stock divided by (ii) the average ten (10) day moving average closing bid price of the Common Stock during the thirty (30) trading days immediately prior to the Dividend Declaration Date (the "Stock Dividend Price"); provided, however, that in no event shall the Stock Dividend Price ever exceed $3.00 per share or be less than $1.20 per share.

     No dividends may be paid on any shares of capital stock ranking junior to the 6% Preferred Stock unless and until all declared but unpaid dividends on the 6% Preferred Stock have been declared and paid in full.

          (iii) Conversion. The holders of the 6% Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

     1. Right to Convert. Each outstanding share of the 6% Preferred Stock will be convertible, at the option of the holder, at any time commencing on October 22, 1996 (the "Conversion Date"). Each share of 6% Preferred Stock is convertible into four (4) shares of Common Stock (the "Conversion Ratio"). The conversion price of the Common Stock issuable upon conversion of the 6% Preferred Stock shall be equal to $1.25 per share of Common Stock (the "Conversion Price"), subject to adjustment pursuant to paragraphs 4 and 5 of this Section (iii). All accrued but unpaid Common Stock dividends shall be paid upon conversion.

     2. Automatic Conversion. Unless earlier converted, all the outstanding shares of 6% Preferred Stock will be automatically converted into Common Stock without any action by the holders thereof on July 24, 1997 (the "Automatic Conversion Date").

     3. Mechanics of Conversion. Any holder of the 6% Preferred Stock who wishes to convert the same into shares of Common Stock pursuant to paragraph 1 of this Section (iii), must surrender the certificate therefor, at the office of the Corporation or of any transfer agent for such stock, and give written notice to the Corporation at such office that he elects to convert the same. Such notice shall not be required if the conversion is automatic under paragraph 2 of this Section (iii). The Corporation shall, as soon as practicable thereafter, issue to such holder of the 6% Preferred Stock, a certificate for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made upon the surrender of the certificate for the shares of the 6% Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion of such shares of Common Stock at and after such time.

     4. Adjustments to Conversion Ratio for Stock Dividends and for Combinations or Subdivisions of Common Stock. If the Corporation at any time or from time to time while shares of the 6% Preferred Stock are issued and outstanding shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or if the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Ratio for the 6% Preferred Stock in effect immediately before such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. If the Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock. Upon any adjustment to the Conversion Ratio pursuant to this Section (iii)4, the Conversion Price will be proportionately decreased or increased, as appropriate.

     5. Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of the 6% Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in paragraph 4 of this Section
(iii), the Conversion Ratio then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the 6% Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the 6% Preferred Stock immediately before that change. Upon any adjustment to the Conversion Ratio pursuant to this Section (iii)5, the Conversion Price will be proportionately decreased or increased, as appropriate.

     6. No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section (iii) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the 6% Preferred Stock against impairment. So long as any shares of the 6% Preferred Stock are issued and outstanding, the Corporation shall not issue any securities with rights, preferences or provisions senior to the 6% Preferred Stock. The provisions of this paragraph 6 may be waived by the affirmative vote of the holders of at least a majority of the then outstanding shares of the 6% Preferred Stock voting together as a single class and taken in advance of any action that would conflict with this paragraph 6.

     7. Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price and/or Conversion Ratio pursuant to this Section (iii), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of the 6% Preferred Stock a notice setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

     8. Notices of Record Date.  If the  Corporation  shall propose at any time:
(i) to declare any dividend or distribution upon its Common Stock, whether in cash, property stock or other securities, other than a regular cash dividend out of earnings or earned surplus or a dividend as to which adjustment of the Conversion Price and/or Conversion Ratio will be made under paragraph 4 of this Section (iii); (ii) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (iii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock other than one as to which adjustments of the Conversion Price and/or Conversion Ratio will be made under paragraph 4 of this Section (iii); or (iv) to merge or consolidate with or into any other corporation, or sell all or substantially all of its assets, or to liquidate, dissolve or wind up; then, in connection with such event, the Corporation shall send to the holders of the 6% Preferred Stock:

a. at least ten (10) days' prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in clauses (iii) and (iv) above; and

b. in the case of the matters referred to in clauses (iii) and (iv) above, at least ten (10) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

     9. Issue Taxes. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the 6% Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

     10. Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the 6% Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the 6% Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the 6% Preferred Stock, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Articles of Incorporation.

     11. Fractional Shares. No fractional share shall be issued upon the conversion of any share or shares of the 6% Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of the 6% Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fractional share of Common Stock, such fractional share shall be rounded up to the nearest whole share.

     12. Notices. Any notice required by the provisions of this Section (iii) to be given to the holders of shares of the 6% Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

          (iv) Voting Rights. Each holder of shares of the 6% Preferred Stock will be entitled to the number of votes equal to the number of shares of Common Stock into which such holder's shares of the 6% Preferred Stock could be converted at the time of the vote, will have voting rights equal to the voting rights of such number of shares of Common Stock voting together with the Common Stock as a single class on all matters submitted to the holders of Common Stock and shall be entitled to notice of any stockholders' meeting. Any fractional voting rights resulting from the above formula (after aggregating all shares of Common Stock into which shares of the 6% Preferred Stock held by a single holder are converted) will be disregarded.

          (v) Liquidation Preference. The holders of shares of the 6% Preferred Stock will be entitled to receive, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, out of or to the extent of the net assets of the Corporation legally available for such distribution, before any distributions are made with respect to any Common Stock or any stock ranking junior to the 6% Preferred Stock, $5.00 per share of the 6% Preferred Stock, plus any declared but unpaid dividends (the "Liquidation Preference"). After payment of the full amount of the Liquidation Preference, the holders of shares of 6% Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

     Upon any such liquidation, dissolution or winding up, such preferential amounts with respect to the 6% Preferred Stock and any class or series ranking on a parity with the 6% Preferred Stock if not paid in full shall be distributed pro rata in accordance with the aggregate preferential amounts of the 6% Preferred Stock and such other classes or series of stock, if any.

          (vi) Restrictions and Limitations.

     1. Shares of 6% Preferred Stock acquired by the Corporation by reason of purchase, conversion, redemption or otherwise shall be retired and shall become authorized but unissued shares of the 6% Preferred Stock, which may be reissued as part of a new series of the 6% Preferred Stock hereafter created under
Article IV of the Corporation's Articles of Incorporation.

     2. So long as shares of the 6% Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote of the holders of at least a majority of the then outstanding shares of the 6% Preferred Stock voting together as a separate class, amend the terms of this Certificate. The holders of the outstanding shares of the 6% Preferred Stock shall be entitled to vote as a separate class upon a proposed amendment of the Articles of Incorporation if the amendment would alter or change the powers, preferences or special rights of the shares of the 6% Preferred Stock so as to affect them adversely.

                            ARTICLE V - INCORPORATOR

     The name and mailing address of the incorporator of the Corporation is C. Stephen Bigler, P.O. Box 551, Wilmington, DE 19899.

                             ARTICLE VI - DIRECTORS

     1. The number of directors of the Corporation shall be not less than (4) nor more than nine (9) directors, the exact number of directors to be determined from time to time by resolution adopted by the Board of Directors.

     2. Except as may be otherwise provided in the terms of any one or more classes of Preferred Stock issued by the Corporation, the directors shall be divided into three classes designated Class I, Class II and Class III, with each class consisting, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The directors shall initially be elected by the Incorporator as follows: directors of Class I shall be elected to hold office for a term expiring on the date of the annual meeting of shareholders to be held in 1998, directors of Class II shall be elected to hold office for a term expiring on the date of the annual meeting of shareholders to be held in 1999, and directors of Class III shall be elected to hold office for a term expiring on the date of the annual meeting of shareholders to be held in 2000. Beginning at the annual meeting of shareholders in 1998, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned by the directors then in office among the classes as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, however resulting, may only be filled by a vote of the majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected. No holder of shares of Common Stock entitled to vote in the election of directors shall be entitled to cumulative voting.

     3. Unless and to the extent provided in the By-laws of the Corporation, the election of directors of the Corporation need not be by written ballot.

     4. In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors is expressly authorized to adopt, repeal, alter or amend the By-laws of the Corporation.

                      ARTICLE VII - LIMITATION OF LIABILITY

     To the fullest extent that the General Corporation Law of the State of Delaware or any other law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to, or modification or repeal of, this Article VII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to acts or omissions of such director occurring prior to such amendment, modification or repeal.

                            ARTICLE VIII - AMENDMENT

     The Corporation reserves the right to amend, alter or repeal any provision contained in this Certificate of Incorporation in the manner now or hereinafter prescribed by statute, and all rights conferred upon stockholders herein are subject to this reservation.


                                       ______________________________
                                       Incorporator

                                     ANNEX C

                                   BY-LAWS OF
                  MEDICAL DEVICE TECHNOLOGIES, INC. (DELAWARE)
                             A Delaware Corporation

                                    ARTICLE I

                                     OFFICES
                                     -------

     Section 1. The principal office of the Corporation shall be located at 9171 Towne Centre Drive, Suite 355, San Diego, California 92122. The Corporation may have such other offices, either within or without the State of Delaware as the Board of Directors may designate or as the business of the Corporation may require from time to time.

     The registered office of the Corporation required by the Delaware General Corporation Law to be maintained in the State of Delaware may be changed from time to time by the Board of Directors.

                                   ARTICLE II

                                  STOCKHOLDERS
                                  ------------

     Section 1. Annual Meeting. The annual meeting of stockholders shall be held at the principal office of the Corporation at 9171 Towne Center Drive, Suite 355, San Diego, California 92122, or at such other places and other times as the Board of Directors may, from time to time, determine. If the day so designated falls upon a legal holiday then the meeting shall be held upon the first business day thereafter. The Secretary shall serve personally or by mail a written notice thereof, not less than ten (10) nor more than sixty (60) days previous to such meeting, addressed to each stockholder at his address as it appears on the stock book; but at any meeting at which all stockholders shall be present, or of which all stockholders not present have waived notice in writing, the giving of notice as above required may be dispensed with.

     Section 2. Special Meetings. Special meetings of stockholders other than those regulated by statute, may be called at any time by a majority of the Directors. Notice of such meeting stating the place, day and hour and the purpose for which it is called, shall be served personally or by mail, not less than ten (10) nor more than sixty (60) days before the date set for such meeting. If mailed, notice shall be directed to a stockholder at his address as it appears on the stock book; but at any meeting at which all stockholders shall be present, or of which stockholders not present have waived notice in writing, the giving of notice as above described may be dispensed with. The Board of Directors shall also, in like manner, call a special meeting of stockholders whenever so requested in writing by stockholders representing not less than twenty percent (20%) of the capital stock of the Corporation entitled to vote at the meeting. The President may in his direction call a special meeting of stockholders upon ten (10) days notice. No business other than that specified in the call for the meeting shall be transacted at any special meeting of the stockholders, except upon the unanimous consent of all the stockholders entitled to notice thereof.

     Section 3. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and
(3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 4. Voting. Subject to the rights of the holders of any series of Preferred Stock at all meetings of the stockholders of record having the right to vote, subject to the provisions of Section 3, each common stockholder of the Corporation is entitled to one (1) vote for each share of common stock having voting power standing in the name of such common stockholder on the books of the Corporation. Votes may be cast in person or by written authorized proxy.

     Section 5. Proxy. Each proxy must be executed in writing by the stockholder of the Corporation or his duly authorized attorney. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after the expiration of thirty-six (36) months from the date of its execution unless it shall have specified therein a longer duration.

     Every proxy shall be revocable at the discretion of the person executing it or of his personal representatives or assigns until is voted.

     Section 6. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine.

     Shares held by an administrator, executor, guardian or conservator may be voted by him either in person or by proxy without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority as to do be contained in an appropriate order of the Court by which such receiver was appointed.

     A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     Shares of its own stock belonging to the Corporation or held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

     Section 7. Election of Directors. Subject to the rights of the holders of any series of Preferred Stock at each election for Directors, every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are Directors to be elected and for whose election he has a right to vote. There shall be no cumulative voting.

     Section 8. Quorum. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the stockholders.

     If a quorum shall not be present or represented, the stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting, from time to time, until a quorum shall be present or represented. At such rescheduled meeting at which a quorum shall be present or represented any business or any specified item of business may be transacted which might have been transacted at the meeting as originally notified.

     The number of votes or consents of the holders of any class of stock having voting power which shall be necessary for the transaction of any business or any specified item of business at any meeting of stockholders, or the giving of any consent, shall be a majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy.

     Section 9. Informal Action by Stockholders. Any action required to be taken at a meeting of the stockholders, or any other action which may be taken at a meeting of the stockholders, may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by the holders of a majority of the shares entitled to vote with respect to the subject matter thereof.

     Section 10. Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

     Section 11. Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

                                   ARTICLE III

                                    DIRECTORS
                                    ---------

     Section 1. Number. The affairs and business of this Corporation shall be managed by a Board of Directors. The first Board of Directors shall consist of six (6) members. Thereafter the number of Directors may be increased to not more than nine (9) nor decrease to less than four (4) by resolution of the Board of Directors. Directors need not be residents of the State of Delaware and need not be stockholders of the Corporation.

     Section 2. Election. The Directors shall be elected at each annual meeting of the stockholders, but if any such annual meeting is not held, or the Directors are not elected thereat, the Directors may be elected at any special meeting of the stockholders held for that purpose.

     Section 3. Term of Office. The term of office of each of the Directors shall be three (3) years, which shall continue until his successor has been elected and qualified, subject to Article III, Section 8 hereof.

     Section 4. Duties. The Board of Directors shall have the control and general management of the affairs and business of the Corporation. Such Directors shall in all cases act as a Board, except as herein provided in
Section 11, regularly convened, by a majority, and may adopt such rules and regulations for the conduct of meetings and the management of the Corporation, as may be deemed proper, so long as it is not inconsistent with these By-laws and the laws of the State of Delaware.

     Section 5. Directors' Meetings. Regular meetings of the Board of Directors shall be held immediately following the annual meeting of the stockholders, and at such other time and places as the Board of Directors may determine. Special meetings of the Board of Directors may be called by the President, or upon the written request of two (2) Directors.

     Section 6. Notice of Meetings. Notice of meetings other than the regular annual meeting shall be given by service upon each Director in person, or by mailing to him at his last known address, at least three (3) days before the date therein designated for such meeting, including the day of mailing, of a written or printed notice thereof specifying the time and place of such meeting, and the business to be brought before the meeting, and no business other than that specified in such notice shall be transacted at any special meeting. At any Directors' meeting at which a quorum of the Board of Directors shall be present (although held without notice), any and all business may be transacted which might have been duly called if a quorum of the Directors waive or are willing to waive the notice requirements of such meeting.

     Any Directors may waive notice of any meeting in accordance with applicable law. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully convened or called.

     Section 7. Voting. At all meetings of the Board of Directors, each Director is to have one (1) vote. The act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     Section 8. Vacancies. Vacancies in the Board occurring between annual meetings shall be filled for the unexpired portion of the term by a vote of the majority of the remaining Directors.

     Section 9. Removal of Directors. Any one or more of the Directors may be removed, with or without cause, at any time, by a vote of the stockholders holding a majority of the stock, at any special meeting called for that purpose.

     Section 10. Quorum. The number of Directors who shall be present at any meeting of the Board of Directors in order to constitute a quorum for the transaction of any business or any specified item of business shall be a majority.

     The number of votes of Directors that shall be necessary for the transaction of any business of any specified item of business at any meeting of the Board of Directors shall be a majority.

     If a quorum shall not be present at any meeting of the Board of Directors, those present may adjourn the meeting, from time to time, until a quorum shall be present.

     Section 11. Executive and Other Committees. By resolution of the Board of Directors and at their option, the Directors may designate an Executive Committee which includes at least three (3) Directors, to manage and direct the daily affairs of the Corporation. Said Executive Committee shall have and may exercise all of the authority that is vested in the Board of Directors as if the Board of Directors were regularly convened, except that the Executive Committee shall not have authority to amend these By-laws.

     At all meetings of the Executive Committee, each member of said committee shall have one (1) vote and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Executive Committee.

     The number of Executive Committee members who shall be present at any meeting of the Executive Committee in order to constitute a quorum for the transaction of business or any specified item of business shall be a majority.

     The number of votes of Executive Committee members that shall be necessary for the transaction of any business or any specified item of business at any meeting of the Executive Committee shall be a majority.

     In addition to the Executive Committee, the Board of Directors may designate one or more additional committees, each committee to consist of one or more of the Directors of the Corporation. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

     Section 12. Compensation. By resolution of the Board of Directors, the Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors or each may be compensated as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

     Section 13. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent is entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

     Section 14. Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

     Section 15. Action by Written Consent of Directors. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

                                   ARTICLE IV

                                    OFFICERS
                                    --------

     Section 1. Number. The officers of the Corporation shall be: President, Vice-President, Secretary, and Treasurer, and such assistant Secretaries as the President shall determine. Any officer may hold more than one (1) office.

     Section 2. Election. All officers of the Corporation shall be elected annually by the Board of Directors at its meeting held immediately following the meeting of stockholders, and shall hold office for the term of one (1) year or until their successors are duly elected. Officers need not be members of the Board of Directors.

     The Board may appoint such other officers, agents and employees as it shall deem necessary who shall have such authority and shall perform such duties as, from time to time, shall be prescribed by the Board.

     Section 3. Duties of Officers. The duties and powers of the officers of the Corporation shall be as follows:

                                    PRESIDENT
                                    ---------

     The President shall, when present, preside at all meetings of the stockholders and Directors. He shall present at each annual meeting of the stockholders and Directors, a report of the condition of the business of the Corporation. He shall cause to be called regular and special meetings of the stockholders and Directors in accordance with these By-laws. He shall appoint and remove, employ and discharge, and fix the compensation of all agents, employees, and clerks of the Corporation other than the duly appointed officers, subject to the approval of the Board of Directors. He shall sign and make all contracts and agreements in the name of the Corporation, subject to the approval of the Board of Directors. He shall see that the books, reports, statements and certificates required by the statutes are properly kept, made and filed according to law. He shall sign all certificates of stock, notes, drafts, or bills of exchange, warrants or other orders for the payment of money duly drawn by the Treasurer; and he shall enforce these By-laws and perform all the duties incident to the position and office, and which are required by law.

                                 VICE-PRESIDENT
                                 --------------

     During the absence or inability of the President to render and perform his duties or exercise his powers, as set forth in these By-laws or in the acts under which the Corporation is organized, the same shall be performed and exercised by the Vice-President; and when so acting, he shall have all the powers and be subject to all the responsibilities hereby given to or imposed upon such President.

                                    SECRETARY
                                    ---------

     The Secretary shall keep the minutes of the meetings of the Board of Directors and of the stockholders in appropriate books, provided for that purpose. He shall give and serve all notices of the Corporation. He shall be custodian of the records and of the corporate seal and affix the latter when required. He shall keep the stock and transfer books in the manner prescribed by law, so as to show at all times the amount of capital stock issued and outstanding; the manner and the time compensation for the same was paid; the names of the owners thereof, alphabetically arranged; the number of shares owned by each; the time at which each person became such owner; and the amount paid thereon; and keep such stock and transfer books open daily during the business hours of the office of the Corporation, subject to the inspection of any stockholder of the Corporation, and permit such stockholder to make extracts from said books to the extent prescribed by law. He shall sign all certificates of stock. He shall present to the Board of Directors at their stated meetings, all communications addressed to him officially by the President or any officer or stockholder of the Corporation; and he shall attend to all correspondence and perform all the duties incident to the office of Secretary.

                                    TREASURER
                                    ---------

     The Treasurer shall have the care and custody of and be responsible for all the funds and securities of the Corporation, and deposit all such funds in the name of the Corporation in such bank or banks, trust company or trust companies or safe deposit vaults as the Board of Directors may designate. He shall exhibit at all reasonable times his books and accounts to any Director or stockholder of the Corporation upon application at the office of the Corporation during business hours. He shall render a statement of the conditions of the finances of the Corporation at each regular meeting of the Board of Directors, and at such other times as shall be required of him, and a full financial report at the annual meeting of the stockholders. He shall keep, at the office of the Corporation, correct books of account of all its business and transactions and such other books of account as the Board of Directors may require. He shall do and perform all duties appertaining to the office of Treasurer. The Treasurer shall, if required by the Board of Directors, give to the Corporation such security or bond for the faithful discharge of his duties as the Board may direct. He shall perform such other duties as from time to time may be assigned to him by the President or by the Directors.

     Section 4. Bond. The Treasurer shall, if required by the Board of Directors, give to the Corporation such security for the faithful discharge of his duties as the Board may direct.

     Section 5. Vacancies, How Filled. All vacancies in any office shall be filled by the Board of Directors without undue delay, either at its regular meeting or at a meeting specifically called for that purpose. In the case of absence of any officer of the Corporation or for any reason that the Board of Directors may deem sufficient, the Board may, except as specifically otherwise provided in these By-laws, delegate the power or duties of such officers to any other officer or Director for the time being, provided, a majority of the entire Board concur therein.

     Section 6. Compensation of Officers. The officers shall receive such salary or compensation as may be determined by the Board of Directors.

     Section 7. Removal of Officers. The Board of Directors may remove any officer, by a majority vote, at any time with or without cause.

                                    ARTICLE V

                              CERTIFICATES OF STOCK
                              ---------------------

     Section 1. Description of Stock Certificates. The certificates of stock representing shares shall be in such form as shall be determined by the Directors and shall be numbered and registered in the order in which they are issued. They shall be bound in a book and shall be issued in consecutive order therefrom, and in the margin thereof shall be entered the name of the person owning the shares therein represented, with the number of shares and the date thereof. Such certificates shall exhibit the holder's name, number of shares and date of issue. They shall be signed by the President or Vice President, and countersigned by the Secretary or Treasurer and sealed with the Seal of the Corporation.

     Section 2. Transfer of Stock. The stock of the Corporation shall be assignable and transferable on the books of the Corporation only by the person in whose name it appears on said books, his legal representatives or by his duly authorized agent. In case of transfer by attorney, the power of attorney, duly executed and acknowledged, shall be deposited with the Secretary. In all cases of transfer, the former certificate must be surrendered up and canceled before a new certificate may be issued. No transfer shall be made upon the books of the Corporation within ten (10) days next preceding the annual meeting of the stockholders.

     Section 3. Lost Certificates. If a stockholder shall claim to have lost or destroyed a certificate or certificates of stock issued by the Corporation, the Board of Directors may, at its discretion, direct a new certificate or certificates to be issued, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed, and upon the deposit of a bond or other indemnity in such form and with such sureties if any that the Board may require.

                                   ARTICLE VI

                                      SEAL
                                      ----

     Section 1. Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

                                   ARTICLE VII

                                    DIVIDENDS
                                    ---------

     Section 1. When Declared. The Board of Directors shall by vote declare dividends from the funds of the Corporation lawfully available therefor whenever, in their opinion, the condition of the Corporation's affairs will render it expedient for such dividends to be declared.

     Section 2. Reserve. The Board of Directors may set aside, out of the net profits of the Corporation available for dividends, such sum or sums (before payment of any dividends) as the Board, in their absolute discretion, think proper as a reserve fund, to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and they may abolish or modify any such reserve in the manner in which it was created.

                                  ARTICLE VIII

                                 INDEMNIFICATION
                                 ---------------

     Section 1. Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an "Indemnitee") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, except as otherwise provided in paragraph (c) of this Article, the Corporation shall be required to indemnify an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the Corporation.

     Section 2. Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys' fees) incurred by an Indemnitee in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Article or otherwise.

     Section 3. Claims. If a claim for indemnification or payment of expenses under this Article is not paid in full within sixty days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or payment of expenses under applicable law.

     Section 4. Nonexclusivity of Rights. The rights conferred on any Indemnitee by this Article shall not be exclusive of any other rights which such Indemnitee may have or hereafter acquire under any statute, provision of the certificate of incorporation, these by-laws, agreement, vote of stockholders or disinterested Directors or otherwise.

     Section 5. Other Sources. The Corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

     Section 6. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any Indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

     Section 7. Other Indemnification and Prepayment of Expenses. This Article shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

                                   ARTICLE IX

                                   AMENDMENTS
                                   ----------

     Section 1. Amendment of By-laws. These By-laws may be altered or repealed, and new by-laws made, by the Board of Directors, but the stockholders may make additional by-laws and may alter and repeal any by-laws whether adopted by them or otherwise.

                                     ANNEX D

                        MEDICAL DEVICE TECHNOLOGIES, INC.
                             1997 STOCK OPTION PLAN
                            ADOPTED JANUARY 24, 1997
                     SUBJECT TO APPROVAL BY THE SHAREHOLDERS

1. PURPOSES.

(a) The purpose of the Plan is to provide a means by which selected Employees of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

(b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2. DEFINITIONS.

(a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(b)  "Board" means the Board of Directors of the Company.

(c)  "Code" means the Internal Revenue Code of 1986, as amended.

(d) "Committee" means a Committed appointed by the Board in accordance with subsection 3(c) of the Plan.

(e)  "Company" means Medical Device Technologies, Inc., a Utah corporation.

(f) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services, and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a Director's fee by the Company, or who are not compensated by the Company for their services as Directors.

(g) "Continuous Status as an Employee or Consultant" means the employment or relationship as a Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

(h) "Covered Employee" means the Chief Executive Officer and the five (5) other highest compensated officers of the Company.

(i)  "Director" means a member of the Board.

(j) "Disinterested Person" means a Director who either: (i) was not during the one (1) year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire equity securities of the Company or any of its affiliates except as permitted by Rule 16b-3(c)(2)(i); or (ii) is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

(k) "Employee" means any person, including Officers and Directors, employed by the Company or any affiliate of the Company. Neither service as a Director nor payment of a Director's fee by the Company shall be sufficient to constitute "employment" by the Company.

(l)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(m) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

          (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

          (ii) If the common stock is quoted on the NASDAQ System (not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

          (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

(n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(q)  "Option" means a stock option granted pursuant to the Plan.

(r) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(s)  "Optionee" means an Employee or Consultant who holds an outstanding Option.

(t) "Outside Director" means a Director who either: (i) is not a current employee of the Company or an "affiliated corporation" (as defined in the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an affiliated corporation receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an affiliated corporation at any time, and is not currently receiving compensation for personal services in any capacity other than as a Director; or (ii) is otherwise considered an "Outside Director" for purposes of Section 162(m) of the Code.

(u)  "Plan" means this 1997 Stock Option Plan.

(v) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16(b)-3, as in effect when discretion is being exercised with respect to the Plan.

3. ADMINISTRATION.

(a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

          (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To amend the Plan as provided in Section 11.

          (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

(c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this
     Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who: (1) are not then subject to subject to
     Section 16 of the Exchange Act; and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

(d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4. SHARES SUBJECT TO THE PLAN.

(a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate one million five hundred thousand (1,500,000) shares of the Company's common stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

(b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY.

(a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees or Consultants.

(b) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Options may be granted, or in the determination of the number of shares which may be covered by Options granted to the Director:
     (i) the Board has delegated its discretionary  authority over the Plan to a

     Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5(b) shall not apply if the Board or Committee expressly declares that it shall not apply.

(c) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(d) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than two hundred fifty thousand (250,000) shares of the Company's common stock in any twelve (12) month period.

(e) Notwithstanding any other provision, Outside Directors are not eligible to be granted Options under the Plan.

6. OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

(c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised; or
     (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company, (b) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(d) Transferability. An incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

(e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option: (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if: (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirements need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

(g) Termination of Employment or Relationship as a Consultant. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of: (i) the date two (2) months after the termination of the Optionee's Continuous Status as an Employee or Consultant (or such longer or shorter period specified in the Option Agreement); or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(h) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of: (i) the date six (6) months following such termination (or such longer or shorter period specified in the Option Agreement); or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(i) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's Estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of:
     (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement); or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(j) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

(k) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any Federal, State or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7. COVENANTS OF THE COMPANY.

(a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

(b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9. MISCELLANEOUS.

(a) The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

(b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

(c) Throughout the term of any Option, the Company shall deliver to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the Option term, a balance sheet and an income statement. This section shall not apply when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

(d) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director of Consultant of any Employee, Consultant or Optionee with or without cause.

(e) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1996 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(f) (i) The Board or the Committee shall have the authority to effect, at any time and from time to time: the downward repricing of any outstanding Options under the Plan; and/or with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a ten percent (10%) stockholder (as defined in subsection 5(c), not less than one hundred and ten percent (110%) of the Fair Market Value) per share of common stock on the new grant date.

          (ii) Shares subject to an Option canceled under this subsection 9(f) shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(d) of the Plan. The repricing of an Option under this subsection 9(f), resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(d) of the Plan. The provisions of this subsection 9(f) shall be applicable only to the extent required by Section 162(m) of the Code.

10. ADJUSTMENTS UPON CHANGES IN STOCK.

(a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any twelve (12) month period pursuant to subsection 5(d), and the outstanding Options will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Options.

(b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to Options held by persons then performing services as Employees, Directors or Consultants, the time during which such Options may be exercised shall be accelerated and the Options terminated if not exercised prior to such event.

11. AMENDMENT OF THE PLAN.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (ii) Increase the number of shares reserved for Options under the Plan;

          (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

          (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of
     Section 422 of the Code or to comply with the requirements of Rule 16b-3.

(b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless:
     (i) the Company requests the consent of the person to whom the Option was granted; and (ii) such person consents in writing.

12. TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 24, 2007 which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner.

                                   ANNEX E

                        MEDICAL DEVICE TECHNOLOGIES, INC.

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints M. Lee Hulsebus and Edward C. Hall as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of common stock, $.15 par value per share, and all shares of 6% cumulative convertible Series A preferred stock, par value $.01 per share of Medical Device Technologies, Inc., a Utah corporation (the "Company"), held of record by the undersigned on April 7, 1997 at the Annual Meeting of Stockholders to be held at 9171 Towne Centre Drive, Third Floor Conference Room, San Diego, CA 92122 on Friday, May 23, 1997 at 10:30 a.m., Pacific Daylight Savings Time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

                  Please mark boxes / / in blue or black ink.

     Proposal 1. Election of four (4) Directors: Mr. Don L. Arnwine and
   Mr. Scott A. Weisman, Arthur E. Bradley, D.D.S. and Mr. Thomas E. Glasgow:

           (Mark only ONE of the two boxes relative to this Proposal)


     / / VOTE FOR all nominees named above except those who may be named on this line: ___________________________________

     / / VOTE WITHHELD as to all nominees named above

     Proposal 2. Proposal to ratify appointment by the Company's Board of Directors of BDO Seidman, LLP as the Company's independent certified public accountants for the current calendar year:

         FOR      /   /    AGAINST  /   /   ABSTAIN  /   /

     Proposal 3. Proposal to merge the Company with and into Medical Device Technologies, Inc., a Delaware corporation:

         FOR      /   /    AGAINST  /   /   ABSTAIN  /   /

     Proposal 4. Proposal to adopt a stock option plan providing for the issuance of up to 1,500,000 shares of the Company's common stock to officers, directors, employees and consultants to the Company:

         FOR      /   /    AGAINST  /   /   ABSTAIN  /   /

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     When properly executed, this Proxy will be voted as directed. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4.

     Please mark, date, sign and return this Proxy promptly in the enclosed envelope.

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated: ___________________, 1997


X_______________________________
Signature


X_______________________________
Print Name(s)


X_______________________________
Signature, if held jointly